End of Phase 1 Meeting Update August 14, 2019 Exhibit 99.1

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PB2452 Highlights

- PB2452, a novel reversal agent for Brilinta® (ticagrelor), provided immediate and sustained reversal of ticagrelor's antiplatelet effects in a Phase 1 trial
- PB2452 received ***Breakthrough Therapy*** designation from FDA (May 2019)
- Reversal agent availability would further differentiate ticagrelor from other antiplatelet drugs
- PB2452 has the potential to transform treatment of ticagrelor patients by mitigating concerns regarding bleeding risks associated with the use of $P2Y_{12}$ receptor antagonist antiplatelet drugs


The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers

Deepak L. Bhatt, M.D., M.P.H., Charles V. Pollack, M.D., Jeffrey I. Weitz, M.D., Lisa K. Jennings, Ph.D., Sherry Xu, Ph.D., Susan E. Arnold, Ph.D., Bret R. Umstead, M.S., Michael C. Mays, B.S., and John S. Lee, M.D., Ph.D.

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Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].
Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

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PB2452 End of Phase 1 Meeting
Meeting Results and Next Steps

- FDA has agreed that Accelerated Approval pathway is the appropriate regulatory pathway for PB2452
- Single, non-randomized, open label Phase 3 trial in both surgical and major bleeding populations planned to support a Biologics License Application (BLA)
  - BLA submission for Accelerated Approval to include data from interim analysis of first 100 subjects in the Phase 3 trial, targeting ~50 subjects in each of the major bleeding and surgical populations
  - VerifyNow® PRUTest® biomarker confirmed as the primary efficacy endpoint; has demonstrated high degree of correlation with other platelet function assays in Phase 1 and Phase 2a trials of PB2452
  - FDA recommended enrollment of 200 total patients in the Phase 3 trial to support full approval for surgical and major bleeding populations
- Ongoing Phase 2a trial will explore PB2452 reversal of supratherapeutic blood levels of ticagrelor that could result from ticagrelor overdosage or drug-drug interactions; dosing of these subjects to begin this quarter (Q3 2019)
- Phase 2b trial expected to begin in Q4 2019; will run in parallel with Phase 3 trial and complete in time for BLA filing
- Phase 3 trial is expected to begin in Q1 2020; based on an 18-month estimated enrollment timeline to reach interim analysis, a potential BLA submission in 2H 2022
- FDA recommended post-approval commitments include completion of the Phase 3 trial and the establishment of a patient registry

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PB2452 - Novel reversal agent for ticagrelor

- Human monoclonal antibody fragment (Fab), delivered intravenously in the hospital
- Phase 1 Proof of Concept Trial completed
  - Selected for late-breaking oral presentation American College of Cardiology's Annual Scientific Session (March 17, 2019)
  - Simultaneously published in the *New England Journal of Medicine*
- Immediate and sustained reversal of ticagrelor antiplatelet effects
  - $P2Y_{12}$ receptor antagonist with demonstrated superior efficacy to clopidogrel
- Reversal agent availability would differentiate ticagrelor on safety vs. other oral antiplatelet agents
  - Growth in ticagrelor share of $P2Y_{12}$ market would increase need for reversal agent

Significant unmet need for antiplatelet agent reversal

Major Bleeding	Urgent Surgery or Intervention
• All oral antiplatelet agents have the potential to cause major bleeding, which can be severe or even fatal • PB2452 immediately and sustainably reverses the antiplatelet effects of ticagrelor	• Currently oral $P2Y_{12}$ agents, including ticagrelor, require a ≥5 day washout prior to surgery[1,2] ▪ Urgent surgery cannot wait 5 days ▪ High thrombotic risk during washout • In the Phase 1 trial, PB2452 immediately and sustainably reversed ticagrelor inhibition of platelet activation ▪ Enables immediate surgery

1. Plavix/clopidogrel Prescribing Information: https://packageinserts.bms.com/pi/pi_plavix.pdf, https://www.ema.europa.eu/en/documents/product-information/plavix-epar-product-information_en.pdf
2. Brilinta/Brilique/ticagrelor Prescribing Information: https://www.azpicentral.com/brilinta/brilinta.pdf#page=1, https://www.ema.europa.eu/en/documents/product-information/brilique-epar-product-information_en.pdf

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PHASEBio

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PB2452: Well-Characterized Mechanism of Reversal of Ticagrelor


ADP
ADP
Platelet

1. ADP binds to $P2Y_{12}$ receptor causing platelet aggregation


Ticagrelor
ADP
$P2Y_{12}$ Receptor
This is a reversible process with ticagrelor cycling on/off the $P2Y_{12}$ receptors

2. Ticagrelor binds to $P2Y_{12}$, inhibiting ADP-induced platelet aggregation


PB2452

3. PB2452 binds to free ticagrelor with very high affinity


ADP

4. PB2452:ticagrelor binding is preferential to ticagrelor:$P2Y_{12}$ binding


ADP
ADP
Platelet

5. As free ticagrelor is eliminated, ADP can again activate the $P2Y_{12}$ receptor, restoring platelet activity



6. PB2452:ticagrelor is eliminated from the bloodstream

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Development and Regulatory Timelines


Clinical Studies
BLA enabling data
2019
2020
2021
2022
2023
NEJM
Phase 2a
Phase 2b: Healthy older and elderly subjects
N=200, 150 randomized to receive PB2452
Breakthrough Therapy
FDA EOP1
Phase 3 Interim Analysis for Accelerated Approval
Post-approval completion of Phase 3
N=100, ~50 major bleeding subjects, ~50 urgent surgery subjects
N=100, ~50 major bleeding subjects, ~50 urgent surgery subjects
Planned BLA Submission for Accelerated Approval

Clinical Trial Timelines

- Phase 2a testing additional reversal regimen to cover 180 mg BID (2x recommended dose) in healthy older and elderly subjects on DAPT
  - Trial will be completed Q4 2019, not required to finish prior to Phase 2b
- Phase 2b expected to start Q4 2019, N=200 total, evaluation of dosing regimen and overall safety of PB2452 in healthy older and elderly subjects on DAPT
- Phase 3 initiation expected Q1 2020, N=200 total, evaluation of efficacy in ticagrelor-treated subjects with major bleeding events or requiring urgent surgery
  - Interim analysis of first 100 patients recommended by FDA for Accelerated Approval submission, with approximately 50 in each of the major bleeding and surgery populations

NEJM= New England Journal of Medicine, EOP1=End of Phase 1 Meeting, BID=twice per day, DAPT=Dual antiplatelet therapy (ticagrelor + aspirin), BLA=Biologics License Application

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PHASEBio

PB2452 Phase 1 Proof-of-Concept Trial in Healthy Subjects

Cohort	Ticagrelor Pretreatment	PB2452 IV regimen	Volunteers Active:Placebo
1	None	0.1 g 30 min	3A:1P
2	None	0.3 g 30 min	3A:1P
3	None	1 g 30 min	3A:1P
4	180 mg PO + 90 mg BID x 2 days	1 g 30 min	6A:2P
5	180 mg PO + 90 mg BID x 2 days	3 g 30 min	6A:2P
6	180 mg PO + 90 mg BID x 2 days	9 g 30 min	6A:2P
7	180 mg PO + 90 mg BID x 2 days	18 g (3 g 5 min + 15 g 7 hr 55 min)	6A:2P
8	180 mg PO + 90 mg BID x 2 days	18 g (6 g 15 min + 6 g 3 hr + 6 g 8hr 45 min)	6A:2P
9	180 mg PO + 90 mg BID x 2 days	18 g (6 g 15 min + 6 g 4 hr + 6 g 12 hr)	3A:1P
10	180 mg PO + 90 mg BID x 2 days	18 g (6 g 10 min + 6 g 3 hr + 6 g 13 hr)	6A:2P

- Randomized, double-blind, placebo-controlled, single ascending dose trial (n=64)
  - 0.1 – 18 g of PB2452 infused intravenously over 0.5 – 16 hours
- Platelet function evaluated using three well established and commonly used assays; LTA, VerifyNow PRUTest and VASP
- Cohorts 9 and 10 achieved trial objectives, forming the basis for dosing in the Phase 2a trial in healthy older and elderly subjects

g = grams, min= minutes, A = active, P = placebo, mg=milligrams, hr=hours, PO=orally, BID= twice per day, LTA = light transmittance aggregometry, VASP = vasodilator stimulated phosphoprotein phosphorylation immunoassay

Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].
Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

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Preferred Term All Placebo (N=16) n (%) All PB2452 (N=48) n (%) Total Number of SAEs 0 2 PB2452-related SAEs 0 0 Unrelated SAEs* 0 2 (4.2) Alcohol intoxication 0 1 (2.1) Acute Respiratory Failure 0 1 (2.1) *Both SAEs occurred in the same individual 4 days after discharge from the clinical site Treatment-Emergent Serious Adverse Events in Phase 1 Trial None were drug-related per blinded investigator Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print]. Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

Treatment-Emergent Adverse Events

Preferred Term	All Placebo (N=16) n (%)	All PB2452 (N=48) n (%)
Total Number of TEAEs	3	27
Number of volunteers with at Least 1 TEAE	2 (12.5)	17 (35.4)
Infusion site bruising	0	4 (8.3)
Medical device site reaction	0	3 (6.3)
Infusion site extravasation	0	2 (4.2)
Vessel puncture site bruise	0	2 (4.2)
Abdominal pain	0	1 (2.1)
Acute respiratory failure	0	1 (2.1)
Alcohol poisoning	0	1 (2.1)
Blood urine present	0	1 (2.1)
Conjunctivitis	0	1 (2.1)
Contusion	1 (6.3)	0
Dizziness	0	1 (2.1)
Eyelid irritation	1 (6.3)	0
Gastroenteritis	0	1 (2.1)
Hematuria	0	1 (2.1)
Infusion site reaction	0	1 (2.1)
Musculoskeletal chest pain	1 (6.3)	0
Nasopharyngitis	0	1 (2.1)
Oropharyngeal pain	0	1 (2.1)
Pharyngitis streptococcal	0	1 (2.1)
Pneumonia aspiration	0	1 (2.1)
Skin abrasion	0	1 (2.1)
Upper limb fracture	0	1 (2.1)

- Treatment-emergent adverse events were limited mostly to mild injection site issues

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Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. *N Engl J Med* 2019;Mar 17:[Epub ahead of print].

Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

Copyright © 2019 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

Onset and Duration of Ticagrelor Reversal – VerifyNow PRUTest

Platelet aggregation as observed in the PB2452 and placebo groups (Cohorts 7-10)



P<0.001 across all timepoints, Bonferroni adjusted
Platelet Reactivity Unit
350
300
250
200
150
100
50
0
PB2452 18g(C7)
PB2452 18g(C8)
PB2452 18g(C9)
PB2452 18g(C10)
Placebo (C7-10)
PRU= Platelet Reactivity Units
-48
0
2
4
6
8
10
12
14
16
18
20
22
24
32
40
48
Nominal Time (h)

Key Trial Results

1. Immediate and sustained reversal with bolus + prolonged infusion of 18 g PB2452
2. Complete reversal was observed 5 min after initiation of infusion
3. Duration was infusion-time dependent, lasting 20-24 hours with a 16-hour infusion

No platelet rebound effect observed

- Absence of platelet hyper-reactivity, or rebound effect with arachidonic acid and thrombin receptor activating peptide between 5 minutes and 48 hours*
- Platelet rebound between 5 minutes and 48 hours was also ruled out by the response to low-dose ADP versus high-dose ADP*

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Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. N Engl J Med 2019;Mar 17:[Epub ahead of print].
*Data presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

Copyright © 2019 PhaseBio Pharmaceuticals, Inc. All Rights Reserved

Normalized Platelet Function After Ticagrelor Reversal

VerifyNow PRUTest



Normal Platelet Function: Pre-Ticagrelor Dosing
Inhibited Platelet Function: Post-Ticagrelor Dosing
Return to Normal Platelet Function: Post-PB2452 Dosing
Platelet Reactivity Unit
300
250
200
150
100
50
0
-48 hrs
0 hr
5 min
0.25 hr
0.5 hr
1 hr
2 hrs
3 hrs
6 hrs
8 hrs
12 hrs
16 hrs
20 hrs
24 hrs
Nominal Time (h)
Normal Platelet Function
Inhibited Platelet Function
PRU= Platelet Reactivity Units

<u>Cohorts 9 and 10 achieved study objectives and will be the basis for dosing in the Phase 2a study in generally healthy older volunteers</u>

- ✓ Dose-dependent response across all cohorts tested
- ✓ Immediate reversal within 5 minutes of start of infusion
- ✓ Sustained duration of reversal extended to 20+ hours
- ✓ Rapid resumption of ticagrelor dosing post infusion
- ✓ Well tolerated across all cohorts
- ✓ No drug-related SAEs

Bhatt DL, Pollack CV, Weitz JI, et al. Antibody-Based Ticagrelor Reversal Agent in Healthy Volunteers. *N Engl J Med* 2019;Mar 17:[Epub ahead of print].
Presented by Dr. Deepak L. Bhatt at the American College of Cardiology Annual Scientific Session (ACC 2019), New Orleans, LA, March 17, 2019. Slides available at: https://www.acc.org/~/media/Clinical/PDF-Files/Approved-PDFs/2019/03/15/ACC19_Slides/Mar17_Sun/3pmET_Ticagrelor-Reversal-Agent-acc-2019.pdf

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Phase 2a Trial Preliminary Results (First 2 Cohorts)

PB2452 exhibited immediate and sustained reversal in healthy older (50-64) and elderly (65-80) subjects on DAPT

- Statistically significant reversal at 5 minutes, sustained for over 20 hours, in total population and subgroups by age
- Complete reversal achieved by 15 minutes
- Results from all 3 platelet function tests highly correlated

PB2452 generally well-tolerated, with only minor AEs and no drug-related SAEs

- Cohort 1: no PB2452-related AEs, no SAEs, no infusion-related reactions, no dose-limiting toxicity
- Cohort 2: one "possibly related" AE of light headedness in 72-year-old female in response to multiple blood draws
  - One unrelated SAE, no infusion-related reactions, no dose limiting toxicity
- Consistent with Phase 1 trial

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https://investors.phasebio.com/news-releases/news-release-details/phasebio-announces-positive-preliminary-results-phase-2a

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PB2452 Program Summary and Next Steps

- Product profile: Immediate and sustained reversal of ticagrelor antiplatelet effects
  - Major bleeding and urgent surgical scenarios require immediate and sustained reversal
  - Duration of reversal dependent on infusion length
- Clinically important immediate and sustained reversal of ticagrelor observed in Phase 1 and Phase 2a trials
  - Well tolerated and no PB2452-related SAEs
- Announced receipt of meeting minutes from PB2452 End of Phase 1 meeting with FDA
  - FDA agreement on development plan and Accelerated Approval regulatory path
  - Single, non-randomized, open label Phase 3 trial in both surgical and major bleeding populations planned to support a Biologics License Application
- Next steps for program
  - Preliminary results from Phase 2a trial demonstrated immediate and sustained reversal in healthy older and elderly subjects on DAPT
  - Phase 2a trial to confirm regimen for reversal of supratherapeutic blood levels of ticagrelor
  - Initiation of large Phase 2b trial in healthy older and elderly subjects: Q4 2019
  - Non-randomized Phase 3 trial to start in Q1 2020

SAEs=Serious adverse events, DAPT=Dual antiplatelet therapy (ticagrelor + aspirin)

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